UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 27, 2013

AMR Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas	76155
(Address or principal executive offices)	(Zip Code)

(817) 963-1234

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 27, 2013, the Company issued a press release announcing the applicable conversion rate for holders of Allowed AMR General Unsecured Guaranteed Claims in AMR Class 3 with respect to its 6.25% Convertible Senior Notes due 2014 (CUSIP # 001765BC9) and 4.5% Convertible Notes due 2024 (CUSIP # 001765BB1).

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release Announcing Conversion Rate for Convertible Notes

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2013

AMR Corporation

By:	/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release Announcing Conversion Rate for Convertible Notes